Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Gary A. Reys, the Chief Executive Officer and Principal Accounting Officer of CellCyte Genetics Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Report on Form 10-QSB of CellCyte Genetics Corporation, for the quarterly period ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of CellCyte Genetics Corporation.

Date:   August 14, 2007.
/s/ "Gary A. Reys"
Gary A. Reys Chief Executive Officer and Principal Accounting Officer

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